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                                                             Exhibit 99.906 Cert

  CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Elyce D. Dilworth, Chief Executive Officer & Chief Financial Officer of
Van Wagoner Funds, Inc (the "Registrant"), certify to the best of my knowledge that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 19, 2005            /s/ Elyce D. Dilworth
     ---------------------    -------------------------------------------
                              Elyce D. Dilworth, Chief Executive Officer & Chief
                              Financial Officer
                              (principal executive officer & principal financial
                              officer)